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Deed of Indemnity
-----------------------------



St.George Bank Limited
(Indemnifier);

St.George Custodial Pty Limited
(Custodian);

Crusade Management Limited
(Manager);

National Mutual Trustees Limited
(Trustee).













Allen Allen & Hemsley
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333


(C) Copyright Allen Allen & Hemsley 1999

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Deed of Indemnity                                          Allen Allen & Hemsley
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Table of Contents


1.       Definitions and interpretation                                    1

         1.1  Definitions                                                  1

         1.2  Interpretation                                               2

         1.3  Knowledge of the Trustee                                     2

2.       Indemnity                                                         2

3.       Variation                                                         3

4.       Waivers, remedies cumulative                                      3

5.       Severance                                                         3

6.       Moratorium legislation                                            3

7.       Costs and expenses                                                3

8.       Further assurances                                                4

9.       Assignment                                                        4

10.      Notices                                                           4

11.      Acknowledgement by indemnifier                                    4

12.      Governing law and jurisdiction                                    5

13.      Counterparts                                                      5

14.      Deed binding on signatories                                       5

15.      Limitation of trustee's liability                                 5



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                                                                        Page (i)

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Deed of Indemnity                                          Allen Allen & Hemsley
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Date
-------------


Parties
-------------

         1. ST.George Bank Limited (ACN 055 513 070) incorporated in New South Wales of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (Indemnifier);

         2. ST.George Custodial Pty Limited (ACN 003 347 411) incorporated in New South Wales of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (Custodian);

         3. Crusade Management Limited (ACN 072 715 916) incorporated in New South Wales of 4-16 Montgomery Street, Kogarah, New South Wales 2217 (Manager); and

         4. National Mutual Trustees Limited (ACN 004 029 841) of Level 2, 65 Southbank Boulevard, South Melbourne, Victoria 3205 in its capacity as trustee of the Relevant Trust (Trustee).

Recitals
-------------

         A By the Custodian Agreement, the Custodian was appointed to provide Custodial Services in relation to the Relevant Documents.

         B By this deed, the Indemnifier indemnifies the Trustee for any losses arising from a breach by the Custodian of its obligations under the Custodian Agreement.


IT IS AGREED as follows.

1.       Definitions and interpretation

1.1      Definitions

         In this deed, terms defined in the Custodian Agreement, Master Trust Deed or a Supplementary Terms Notice in relation to a Relevant Trust have the same meaning and the following definitions apply unless a different meaning is given in a Supplementary Terms Notice in relation to a Relevant Trust or the context otherwise requires.

         Custodian Agreement means the agreement so titled dated on or about the same date as this deed between the Custodian, the Manager and the Trustee by which the Custodian agrees to provide Custodial Services to the Relevant Trust.

         Master Trust Deed means the Master Trust Deed between the Trustee, the Manager and the Indemnifier dated 14 March 1998.



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Deed of Indemnity                                          Allen Allen & Hemsley
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         Power means a power, right or authority, discretion or remedy which is given to the Trustee by this deed or by Law.

         Supplementary Terms Notice means each Supplementary Terms Notice dated on or after the date of this Agreement relating to a Relevant Trust.

1.2      Interpretation

         The provisions of clause 1.2 of the Master Trust Deed apply to this deed, as if set out in full, and on the basis that a reference in clause 1.2(e), (f), (g), (k) or (l) to "this deed" is a reference to this deed.

1.3      Knowledge of the Trustee

         In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

2.       Indemnity

         (a) The Indemnifier unconditionally and irrevocably indemnifies the Trustee in respect of:

               (i) all liability, including all actions, proceedings, judgments, damages, losses, costs and expenses of any nature, which may be incurred or suffered by, brought, made or recovered against the Trustee consequent on or arising directly or indirectly out of any default or delay by the Custodian in the performance and observance of its obligations contained or implied in the Custodian Agreement; and

               (ii) any money payable under the Custodian Agreement (including money which would have been money payable under the Custodian Agreement if it were recoverable) which is not recoverable from the Custodian for any reason, including any legal limitation, disability or incapacity affecting the Custodian or an obligation in the Custodian Agreement being or becoming unenforceable, void or illegal and whether or not:

                      (A) any transaction relating to that money was void or illegal or has been avoided; or

                      (B) anything relating to that transaction was or ought to have been known to the Trustee.

         (b) The Indemnifier as principal debtor agrees to pay to the Trustee on demand a sum equal to the amount described in clause 2(a).



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Deed of Indemnity                                          Allen Allen & Hemsley
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3.       Variation

         This deed covers the Custodian Agreement as amended, varied or replaced from time to time, whether or not with the consent of or notice to the Indemnifier.


4.       Waivers, remedies cumulative

         (a) No failure to exercise and no delay in exercising any Power by the Trustee operates as a waiver. Nor does any single or partial exercise of any Power preclude any other or further exercise of that Power or any other Power.

         (b) The Powers under this deed are in addition to, and do not exclude or limit, any right, power or remedy provided by Law.


5.       Severance

         Any provision of this deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this deed nor affect the validity or enforceability of that provision in any other jurisdiction.


6.       Moratorium legislation

         To the full extent permitted by Law all legislation which at any time directly or indirectly:

         (a) lessens, varies or affects in favour of the Indemnifier any obligation under this deed; or

         (b) delays, prevents or prejudicially affects the exercise by the Trustee of any right, power or remedy given by this deed,

         is excluded from this deed.


7.       Costs and expenses

         On demand the Indemnifier shall indemnify the Trustee against any cost, charge, expense, liability, outgoing or payment which the Trustee may sustain or incur in relation to:

         (a)   the preparation, execution, stamping and completion of this deed;
               and

         (b) any actual or contemplated enforcement of, or the actual or contemplated exercise, preservation or consideration of any rights under, this deed,

         including in each case legal costs and expenses (including in-house lawyers charged at their usual rates) on a full indemnity basis.


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Deed of Indemnity                                          Allen Allen & Hemsley
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8.       Further assurances

         Each party shall take all steps, execute all documents and do everything reasonably required by any other party to give effect to any of the transactions contemplated by this deed.


9.       Assignment

         No party may assign, novate, transfer or deal with its obligations under this Agreement except for the creation of a charge by the Trustee under the relevant Security Trust Deed.


10.      Notices

         All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

         (a)   must be in writing;

         (b) must be signed by the sender or if the Trustee is a company, by an Authorised Signatory; and

         (c)   will be taken to be duly given or made:

               (i) (in the case of delivery in person or by post, facsimile transmission or cable) when delivered, received or left at the address of the recipient shown in this deed or to any other address which it may have notified the sender; or

               (ii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission,

         but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.


11.      Acknowledgement by indemnifier

         The Indemnifier confirms that:

         (a) it has not entered into this deed in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of the Trustee (including any advice, warranty, representation or undertaking); and

         (b) the Trustee is not obliged to do anything (including disclosing anything or giving advice), except as expressly set out in the Custodian Agreement or in writing duly signed by or on behalf of the Trustee.



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Deed of Indemnity                                          Allen Allen & Hemsley
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12.      Governing law and jurisdiction

         This deed is governed by the laws of New South Wales. The Indemnifier submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

13.      Counterparts

         This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

14.      Deed binding on signatories

         This deed binds each party which signs it even if other parties do not, or if the execution by other parties is defective, void or voidable.

15.      Limitation of trustee's liability

         (a) The Trustee enters into this Deed only in its capacity as trustee of each Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph
               (c) below, a liability arising under or in connection with this Deed or a Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the relevant Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Deed and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Deed or a Trust.

         (b) Subject to paragraph (c) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the relevant Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

         (c) The provisions of this clause 15 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the relevant Trust as a result of the Trustee's fraud, negligence, or Default.

         (d) It is acknowledged that the Relevant Parties are responsible under this Deed or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the


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Deed of Indemnity                                          Allen Allen & Hemsley
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               Trustee (including any related failure to satisfy its obligations under this Deed) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to a Trust or by any other act or omission of a Relevant Party or any such person.

         (e) In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Agreement or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

         (f) In this clause, Relevant Parties means each of the Manager, the Servicer, the Custodian, the Calculation Agent, each Paying Agent, the Note Trustee and the provider of any Support Facility.

         (g) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.



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EXECUTED in New South Wales.


TRUSTEE


SIGNED SEALED and DELIVERED             )
by NATIONAL MUTUAL                      )
TRUSTEES LIMITED                        )
(ACN 004 029 841)                       )
by its attorney under the Power of      )
Attorney dated                          )
who hereby declare that no notice of    )
alternation to or revocation of the said)
Power of Attorney has been received     )  -------------------------------------
by them                                 )  Signature



--------------------------------------     -------------------------------------
Witness                                    Print Name


--------------------------------------     -------------------------------------
Signature                                  Signature


                                           -------------------------------------
                                           Print Name

MANAGER

SIGNED SEALED and DELIVERED)
on behalf of CRUSADE       )
MANAGEMENT LIMITED         )
by its attorney            )
in the presence of         )
                           )  --------------------------------------
                              Signature


----------------------------  --------------------------------------
Witness                       Print Name


----------------------------
Signature



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INDEMNIFIER

SIGNED SEALED and DELIVERED)
on behalf of ST.GEORGE BANK)
LIMITED                    )
by its attorney            )
in the presence of         )

                              --------------------------------------
                              Signature


----------------------------  --------------------------------------
Witness                       Print Name


----------------------------
Signature



CUSTODIAN


SIGNED SEALED and DELIVERED)
on behalf of ST.GEORGE     )
CUSTODIAL PTY LIMITED      )
by its attorney            )
in the presence of         )  --------------------------------------
                              Signature


----------------------------  --------------------------------------
Witness                       Print Name


----------------------------
Signature




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